Semi
Annual
Report

[GRAPHIC OMITTED]


                                                               FEBRUARY 28, 2003

TEMPLETON EMERGING
MARKETS FUND







     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

[PHOTO OMITTED]
MARK MOBIUS
PRESIDENT AND CHIEF EXECUTIVE
OFFICER - INVESTMENT MANAGEMENT
TEMPLETON EMERGING
MARKETS FUND




Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

CONTENTS


Shareholder Letter ........   1

Performance Summary .......   9

Important Notice
to Shareholders ...........  10

Financial Highlights &
Statement of Investments ..  11

Financial Statements ......  18

Notes to
Financial Statements ......  21




SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON EMERGING MARKETS FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 80% OF ITS NET ASSETS IN EMERGING COUNTRY EQUITY SECURITIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Templeton Emerging Markets Fund covers the period ended February 28, 2003. During the six months under review, the U.S. seemed to lead a general global growth slowdown; however, many emerging markets posted encouraging growth rates, some more than doubling those recorded in developed markets. China continued to be the most vibrant and fastest-growing Asian economy, reporting gross domestic product (GDP) growth of about 8% in 2002. 1 China experienced strong export growth, industrial production, consumer demand and foreign direct investment in 2002. South Korea expected 2002 GDP growth of about 6.1%, after recording an annualized growth rate of 5.8% in 2002's third quarter. 2 Turkey's economy grew 7.9% annualized in 2002's third quarter, while South African GDP grew 3.1%. 3 These growth rates indicate






[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free Income

1. Source: National Bureau of Statistics, People's Republic of China, 12/31/02.
2. Source: Bank of Korea, 11/21/02.
3. Sources: The State Institute of Statistics, Republic of Turkey, 12/31/02; Statistics South Africa, 12/31/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.

the rapid development of many emerging market economies, which if continued, could benefit such countries' financial markets over the longer term.

In a landmark decision, the European Union (EU) formally agreed upon enlarging the bloc to include 10 additional countries in May 2004. These included Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia. These countries' economies benefit to some extent from their movement toward EU standards. Many analysts expect companies exposed to the ongoing EU convergence to undergo consolidation and merger and acquisition activity which could, in our opinion, generate greater investor interest. In many eastern European markets, we saw valuations at what we viewed as attractive levels during the six months under review. We believe a stable economic and political environment could generally support the region's investment climate.

The Latin American region seemed to begin recovering from the aftermath of Argentina's and Brazil's negative economic events. The conclusion of Brazilian elections ended months of political uncertainty there. Brazil has been plagued by high interest rates and debt levels, as well as increased capital outflows by investors. Furthermore, Brazil's currency, the real, depreciated about 16% during the reporting period. However, we believe that President-elect Luis Inacio Lula da Silva could restore confidence in the economy. We believe the Brazilian market could improve if investors there regain confidence. In Argentina, focus is still on obtaining debt support from the International Monetary Fund, which may foster the country's efforts toward implementation of key reforms to improve its fiscal position. However, uncertainty surrounding presidential elections in




GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:

Asia 50.1%
Europe 18.8%
Middle East & Africa 15.0%
Latin America 12.5%
Australia & New Zealand 0.1%
Short-Term Investments & Other Net Assets 3.5%

Argentina later this year could lead to some volatility. Mexico's economy produced weak GDP growth of 0.9% for 2002, below government expectations and reflecting the country's susceptibility to sluggish U.S. economic conditions. 4

Political changes that occurred in some emerging markets during the period may help lead to more efficient and stronger central governments, which could in turn attract foreign investment. In Turkey, Justice & Development Party (AKP) leader Tayyip Erdogan was re-elected as party chairman. Political continuity could result in greater stability going forward. Mexico's President Vicente Fox named Economy Minister Luis Ernesto Derbez as the new foreign minister. Derbez is known for his negotiations with the North American Free Trade Agreement (NAFTA) and is expected to revive talks with the U.S. on immigration reforms. Governor Fernando Canales Clariond, a member of the Partido Accion Nacional
(PAN), will take over as the new economy minister. In China, Vice President Hu Jintao succeeded President Jiang Zemin as the head of the Communist Party. President Jiang Zemin emphasized the need for continued political reforms, government accountability, efforts on combating corruption and ongoing reform of state-owned enterprises. In South Korea's December 2002 presidential elections, Millennium Democratic party candidate Roh Moo-hyun declared victory over Lee Hoi-chang of the opposition Grand National Party. President Roh took office in February 2003 and is embarking on efforts to reform the chaebol conglomerates that have dominated the Korean business scene and are accused of many corporate governance violations.

Within this environment, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index returned -4.90%



4. Source: THE DISMAL SCIENTIST (www.economy.com), GDP - Mexico, 2/14/03.

in U.S. dollar terms for the six months ended February 28, 2003. 5 During the same period, Templeton Emerging Markets Fund posted cumulative total returns of +1.66% in market-price terms and -0.88% in net asset value terms, as shown in the Performance Summary on page 9. We attribute the Fund's relatively good performance largely to our fundamental investment approach, focusing on companies and not on top-down analyses of economies or sectors.

During the six-month period, we reduced the Fund's investments in South Africa as some portfolio holdings reached our price targets. South African stock sales included Tiger Brands, Liberty Group and Standard Bank Group. We continued to purchase shares of Anglo American, a U.K.-based mining company with significant operations in South Africa and one of the world's leading producers of gold, diamonds, base metals, coal and industrial minerals.

In Asia, Fund holdings in South Korea, Singapore and India increased during the reporting period. Concerns over non-performing loans led us to reduce our exposure to Thailand's banking sector. Another key sale was Siam Cement, one of Thailand's biggest industrial conglomerates. We also reduced the Fund's exposure to Malaysia mainly due to the sale of Genting as its valuation became rich, in our opinion. The Fund's exposure to China Red Chips (Hong Kong listed companies with significant exposure to China) also decreased mainly due to the sale of China Unicom and a decreased position in Cosco Pacific.


5. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in emerging markets globally. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In Latin America, we believe market performance may improve if investors reevaluate Brazilian assets now that Brazil's political environment appears to be stabilizing. We took the opportunity during the period to increase our exposure to stocks we deemed to be attractively valued. Key purchases included Petrobras, Brazil's oil and gas company with activities in exploration, production, refining, transportation and distribution of oil and related byproducts. In addition, we initiated some exposure to Chile through investment in COPEC, a company that operates Chile's leading fuel distribution franchise and possesses about 50% market share. COPEC also holds a portfolio of assets that includes forestry, oil and gas, fishing, electricity and services.

In Europe, we increased exposure to Croatia by purchasing the stock of Pliva, central and eastern Europe's largest pharmaceutical company. The Fund also added exposure to Portugal through BPI, the country's fourth-largest private financial group. In Hungary, we purchased shares of Gedeon Richter, the country's largest pharmaceutical producer, while reducing holdings in telecommunications service provider Matav. Elsewhere in Europe, we maintained our holdings in Greece via Coca-Cola Hellenic Bottling, Coca-Cola's second-largest bottler in the world. We also undertook selective sales in Russia. Key Russian sales included oil company Tatneft and electric utility UES due to rich valuations, in our opinion.

At period-end, our top three sectors were oil and gas interests, banks and industrial conglomerates. Due to portfolio activity and changes in individual stocks during the reporting period, South Korea's Samsung Electronics, Thailand's Siam Cement and Hong Kong's Citic Pacific were no longer among the Fund's top 10 holdings. South Korea's Hyundai Motor, Austria's OMV and South Africa's Remgro replaced them as of February 28, 2003.



TOP 10 COUNTRIES
Based on Equity Investments
2/28/03

                   % OF TOTAL
                   NET ASSETS
------------------------------

South Korea            16.3%

South Africa           14.4%

Hong Kong               7.6%

Brazil                  6.4%

Turkey                  5.9%

Mexico                  5.1%

Singapore               4.7%

India                   4.7%

China                   4.5%

Indonesia               3.8%

As we write this report, the threat of war has become more apparent with the build-up of U.S. and British troops in the Middle East. Although it was still unclear at period-end whether a war with Iraq would eventually result, continued dialogue and United Nations involvement helped delay and perhaps reduce the risk of military conflict over the short term. However, should war transpire, we believe that if there is a quick resolution, that could have positive effects on global stock markets over the longer term. Middle Eastern markets such as Turkey and Israel, in particular, could benefit if the region settles down. U.S oil prices hit a 12-year high toward the end of the reporting period; in the event of war, we believe oil prices are apt to continue rising, potentially setting a profitable trend for oil-producing companies globally. If this occurs, Russian oil companies held by the Fund, such as Lukoil Holdings, could benefit and are already doing so to some degree as the U.S. and other nations try to diversify their oil resources' countries of origin. Since many emerging markets are oil exporters, we could see a number of companies benefiting from firmer oil prices.

Uncertainty in North Korea has also created some short-term volatility in Asian markets, especially South Korea. However, over the longer term we believe it will not stop the region's economic development or its capital markets. As a result, we view this as an opportunity to accumulate value stocks at what we believe are attractive prices. In our opinion, emerging markets in general have some potential for strong performance, as many of these markets are still suffering a country-risk discount while their economic growth has been substantially outpacing that of developed countries. We do not expect this situation to continue indefinitely and thus will seek to position the Fund to benefit over the long term.




TOP 10 EQUITY HOLDINGS
2/28/03

COMPANY
SECTOR/INDUSTRY,      % OF TOTAL
COUNTRY               NET ASSETS
---------------------------------

Anglo American PLC         3.2%
METALS & MINING,
SOUTH AFRICA

SABMiller PLC              2.7%
BEVERAGES, SOUTH AFRICA

Akbank                     2.6%
BANKS, TURKEY

PT Telekomunikasi
Indonesia TBK, B           2.2%
DIVERSIFIED TELECOM-
MUNICATION SERVICES,
INDONESIA

Kimberly Clark de
Mexico SA de CV, A         2.0%
HOUSEHOLD PRODUCTS,
MEXICO

Korea Electric Power Corp. 2.0%
ELECTRIC UTILITIES,
SOUTH KOREA

OMV AG                     1.9%
OIL & GAS, AUSTRIA

Hyundai Motor Co. Ltd.     1.8%
AUTOMOBILES, SOUTH KOREA

Lukoil Holdings, ADR       1.8%
OIL & GAS, RUSSIA

Remgro Ltd.                1.8%
INDUSTRIAL CONGLOMERATES,
SOUTH AFRICA

Looking forward, we are optimistic about long-term prospects for emerging markets in general and for Templeton Emerging Markets Fund. Thus far in 2003, we have seen weak market sentiment due to impending war in Iraq, uncertainty in North Korea and a deterioration of corporate earnings in major markets. Despite these concerns, U.S. securities recently traded at relatively high multiples on a historical basis. Investors' widespread pessimism and negative reaction toward poor earnings reports, coupled with mistrust in the U.S. accounting system and corporate governance, altogether substantially undermined confidence. As a result, many investors seemed to find comfort in emerging markets, where stocks traded at attractive valuations, in our view, and many economies are recording stronger growth than developed markets.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets securities involve heightened risks related to the same factors in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the MSCI Hong Kong Index has increased 411% in the past 15 calendar years, but has suffered 7 quarterly declines of more than 15% each during that time. 6 While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.





6. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 12/31/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

Thank you for your continued participation in Templeton Emerging Markets Fund. We welcome your comments and suggestions.

Sincerely,

/S/ MARK MOBIUS
Mark Mobius
President and Chief Executive Officer -
Investment Management

Templeton Emerging Markets Fund



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.



PRICE AND DISTRIBUTION INFORMATION
                               CHANGE         2/28/03   8/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$0.24          $8.52     $8.76
Market Price (NYSE)            -$0.02          $7.98     $8.00
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.1499


PERFORMANCE

                                 6-MONTH   1-YEAR   5-YEAR    10-YEAR
----------------------------------------------------------------------
Cumulative Total Return 1
 Based on change in NAV           -0.88%    -4.90%  -13.28%   +65.91%
 Based on change in market price  +1.66%   -14.30%  -27.11%   +31.87%

Average Annual Total Return 1
 Based on change in NAV           -0.88%    -4.90%   -2.81%    +5.19%
 Based on change in market price  +1.66%   -14.30%   -6.13%    +2.81%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For more current performance, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS


--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM. On November 28, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND
Financial Highlights


                                               SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003 -----------------------------------------------
                                                 (UNAUDITED)     2002      2001       2000      1999      1998
                                              -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........      $8.76       $8.86    $11.44     $11.60    $10.85    $20.67
                                                 --------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................        .03         .15       .12        .13       .13       .26
 Net realized and unrealized gains (losses) ..       (.12)       (.14)    (2.60)      (.16)     5.17     (7.64)
                                                 --------------------------------------------------------------
Total from investment operations .............       (.09)        .01     (2.48)      (.03)     5.30     (7.38)
                                                 --------------------------------------------------------------
Less distributions from:
 Net investment income .......................       (.15)       (.11)     (.10)      (.10)     (.29)     (.26)
 Net realized gains ..........................         --          --        --       (.03)    (4.26)    (2.18)
                                                 --------------------------------------------------------------
Total distributions ..........................       (.15)       (.11)     (.10)      (.13)    (4.55)    (2.44)
                                                 --------------------------------------------------------------
Net asset value, end of period ...............      $8.52       $8.76     $8.86     $11.44    $11.60    $10.85
                                                 --------------------------------------------------------------
Market value, end of period b ................     $7.980      $8.000    $8.350     $9.313   $12.250    $9.188
                                                 --------------------------------------------------------------
Total return (based on market value per share) c   (.88)%     (2.82)%   (9.17)%   (23.10)%    99.91%  (54.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............   $150,453    $154,640  $156,378   $201,965  $204,804  $182,352
Ratios to average net assets:
 Expenses ....................................      2.03% d     1.64%     1.67%      1.68%     1.63%     1.70%
 Net investment income .......................       .66% d     1.67%     1.28%      1.09%     1.18%     1.58%
Portfolio turnover rate ......................     23.30%      65.13%    63.64%     81.66%    45.00%    40.51%


a Based on average weighted shares outstanding effective year ended August 31, 1999.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Annualized.


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)



                                                                  INDUSTRY                     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.2%
     ARGENTINA .6%
    aMolinos Rio de la Plata SA, B .................            Food Products                  166,259 $    250,811
    aQuilmes Industrial SA, ADR ....................              Beverages                     78,635      609,421
                                                                                                       ------------
                                                                                                            860,232
                                                                                                       ------------
     AUSTRALIA .1%
     BHP Billiton PLC ..............................           Metals & Mining                  29,800      154,263
                                                                                                       ------------
     AUSTRIA 3.2%
     BBAG Oesterreichische Brau-Beteiligungs AG ....              Beverages                      4,127      337,385
     Erste Bank der Oester Sparkassen AG ...........                Banks                        8,612      576,411
     Mayr-Melnhof Karton AG ........................       Containers & Packaging                5,460      427,351
     OMV AG ........................................              Oil & Gas                     26,708    2,885,772
     Wienerberger AG ...............................          Building Products                 33,484      570,566
                                                                                                       ------------
                                                                                                          4,797,485
                                                                                                       ------------
     BRAZIL 2.3%
     Centrais Eletricas Brasileiras SA (Electrobras)         Electric Utilities             76,318,000      359,244
     Cia Vale do Rio Doce, ADR .....................           Metals & Mining                  21,049      610,421
     Embraer-Empresa Brasileira de Aeronautica SA ..         Aerospace & Defense                21,800       47,583
     Embraer-Empresa Brasileira de Aeronautica SA, ADR       Aerospace & Defense                72,641      748,929
     Souza Cruz SA (Non-Taxable) ...................               Tobacco                     154,100      860,525
     Souza Cruz SA (Taxable) .......................               Tobacco                       2,000       11,168
     Ultrapar Particpacoes SA, ADR .................            Gas Utilities                   11,300       75,258
     Unibanco Uniao de Bancos Brasileiros SA, GDR ..                Banks                       64,752      734,935
                                                                                                       ------------
                                                                                                          3,448,063
                                                                                                       ------------
     CHILE .4%
     Cia de Petroleos de Chile SA (COPEC) ..........      Industrial Conglomerates             176,530      645,635
                                                                                                       ------------
     CHINA 4.5%
     Beijing Datang Power Generation Co. Ltd., H ...         Electric Utilities                454,000      154,261
    aChina Mobile (Hong Kong) Ltd. .................  Wireless Telecommunication Services      401,500      864,869
     China Petroleum & Chemical Corp., H ...........              Oil & Gas                 11,200,000    2,111,013
     China Resources Enterprise Ltd. ...............            Distributors                 1,436,000    1,288,867
     China Shipping Development Co. Ltd., H ........               Marine                      618,000      152,933
     Guangdong Electric Power Development Co Ltd., B         Electric Utilities                 95,000       54,936
     Guangshen Railway Co. Ltd., H .................             Road & Rail                   329,762       60,463
     People's Food Holdings Ltd. ...................        Food & Drug Retailing              973,000      500,724
     PetroChina Co. Ltd., H ........................              Oil & Gas                  4,904,000    1,024,929
     Qingling Motors Co. Ltd., H ...................             Automobiles                 1,440,000      227,103
     Travelsky Technology Ltd., H ..................   Commercial Services & Supplies          433,000      322,012
                                                                                                       ------------
                                                                                                          6,762,110
                                                                                                       ------------
     CROATIA .8%
     Pliva D D, GDR, Reg S .........................           Pharmaceuticals                  95,400    1,195,362
                                                                                                       ------------

TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                                  INDUSTRY                     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     CZECH REPUBLIC .4%
    aCEZ AS ........................................         Electric Utilities                 82,019 $    256,030
     Philip Morris CR AS ...........................               Tobacco                         580      216,869
    aUnipetrol .....................................              Chemicals                     54,529       74,563
                                                                                                       ------------
                                                                                                            547,462
                                                                                                       ------------
     EGYPT .3%
     Commercial International Bank Ltd. ............                Banks                       74,688      468,893
                                                                                                       ------------
     GREECE 1.0%
     Coca-Cola Hellenic Bottling Company SA ........              Beverages                     59,300      835,985
     Hellenic Telecommunications Organization SA ...  Diversified Telecommunication Services    60,800      661,853
                                                                                                       ------------
                                                                                                          1,497,838
                                                                                                       ------------
     HONG KONG 7.6%
     Beijing Enterprises Holdings Ltd. .............      Industrial Conglomerates             576,000      564,988
     Cheung Kong Holdings Ltd. .....................             Real Estate                   195,000    1,225,141
     Cheung Kong Infrastructure Holdings Ltd. ......       Construction Materials              288,000      524,368
     China Merchants Holdings International Co. Ltd.      Industrial Conglomerates           1,647,000    1,277,628
     China Travel International Investment
        Hong Kong Ltd. .............................    Hotels Restaurants & Leisure         2,220,000      384,275
     Citic Pacific Ltd. ............................      Industrial Conglomerates           1,131,000    2,197,004
     Cosco Pacific Ltd. ............................    Transportation Infrastructure        1,238,000    1,119,091
     Dairy Farm International Holdings Ltd. ........        Food & Drug Retailing              319,300      335,265
     Giordano International Ltd. ...................          Specialty Retail                 936,000      282,033
     Hang Lung Group Ltd. ..........................             Real Estate                   799,000      676,155
     Henderson Investment Ltd. .....................             Real Estate                 1,463,000    1,181,790
     Henderson Land Development Company Ltd ........             Real Estate                    99,000      281,167
     MTR Corp. Ltd. ................................             Road & Rail                   657,091      728,781
     Shanghai Industrial Holdings Ltd. .............      Industrial Conglomerates             416,000      645,408
                                                                                                       ------------
                                                                                                         11,423,094
                                                                                                       ------------
     HUNGARY 2.6%
     Egis Rt. ......................................           Pharmaceuticals                   8,879      272,565
     Gedeon Richter Ltd. ...........................           Pharmaceuticals                  25,820    1,581,807
     Matav RT ......................................  Diversified Telecommunication Services    58,739      191,228
     MOL Magyar Olaj-Es Gazipari RT ................              Oil & Gas                     86,530    1,865,902
                                                                                                       ------------
                                                                                                          3,911,502
                                                                                                       ------------
     INDIA 4.7%
     Bharat Heavy Electricals Ltd. .................        Electrical Equipment               283,104    1,247,582
     Bharat Petroleum Corp. Ltd. ...................              Oil & Gas                     92,954      436,737
     Container Corp. of India Ltd. .................             Road & Rail                    28,975      144,069
     Dr. Reddy's Laboratories Ltd. .................           Pharmaceuticals                  24,900      458,089
     Grasim Industries Ltd. ........................      Industrial Conglomerates             183,703    1,347,374
     Hero Honda Motors Ltd. ........................             Automobiles                    44,500      208,379
     Hindalco Industries Inc. ......................           Metals & Mining                  25,133      309,674
     Hindustan Petroleum Corporation Ltd. ..........              Oil & Gas                     15,511      102,051
     Indian Oil Corp. Ltd. .........................              Oil & Gas                     30,076      152,068
     ITC Ltd. ......................................               Tobacco                      90,001    1,226,291


TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                                  INDUSTRY                     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDIA (CONT.)
     Mahanagar Telephone Nigam Ltd. ................  Diversified Telecommunication Services   648,800 $  1,370,014
     Zee Telefilms Ltd. ............................                Media                       11,000       19,385
                                                                                                       ------------
                                                                                                          7,021,713
                                                                                                       ------------
     INDONESIA 3.8%
     PT Gudang Garam TBK ...........................               Tobacco                   1,056,000      897,484
     PT Indofoods Sukses Makmur TBK ................            Food Products                5,294,250      342,680
     PT Indosat (Persero) TBK ......................  Diversified Telecommunication Services 1,440,500    1,272,913
     PT Telekomunikasi Indonesia TBK, B ............  Diversified Telecommunication Services 8,093,460    3,257,063
                                                                                                       ------------
                                                                                                          5,770,140
                                                                                                       ------------
     ISRAEL .3%
     Elbit Systems Ltd. ............................         Aerospace & Defense                24,552      387,288
                                                                                                       ------------
     LUXEMBOURG .7%
    aTenaris SA, ADR ...............................     Energy Equipment & Services            47,449    1,062,383
                                                                                                       ------------
     MALAYSIA .4%
     Petronas Dagangan Bhd. ........................              Oil & Gas                     85,000      120,790
     SIME Darby Bhd. ...............................      Industrial Conglomerates             390,000      523,421
                                                                                                       ------------
                                                                                                            644,211
                                                                                                       ------------
     MEXICO 5.1%
     Cemex SA ......................................       Construction Materials              292,508    1,051,792
     Coca Cola Femsa SA de CV, L, ADR ..............              Beverages                      5,000       90,450
     Fomento Economico Mexicano SA de CV Femsa .....              Beverages                     29,220      942,345
    aGrupo Carso SA de CV ..........................      Industrial Conglomerates             354,000      811,195
    aGrupo Televisa SA de CV, ADR ..................                Media                       10,200      246,636
     Kimberly Clark de Mexico SA de CV, A ..........         Household Products              1,413,200    3,046,365
     Telefonos de Mexico SA de CV (Telmex), L, ADR .  Diversified Telecommunication Services    51,052    1,484,082
                                                                                                       ------------
                                                                                                          7,672,865
                                                                                                       ------------
     PHILIPPINES 1.4%
     San Miguel Corp., B ...........................              Beverages                  1,766,090    2,170,161
                                                                                                       ------------
     POLAND 1.7%
     Polski Koncern Naftowy Orlen SA ...............              Oil & Gas                    596,450    2,614,103
                                                                                                       ------------
     PORTUGAL .1%
     BPI Socieda de Gestora de Participacoes Socias SA     Diversified Financials               37,000       85,739
                                                                                                       ------------
     RUSSIA 2.4%
    aCherepovets Mk Severstal ......................           Metals & Mining                   1,300       75,335
     GUM Trade House ...............................          Multiline Retail                  27,000       43,335
     Lukoil Holdings, ADR ..........................              Oil & Gas                     45,399    2,711,228
     Mosenergo, ADR ................................         Electric Utilities                 90,160      360,640
     Sberbank RF ...................................                Banks                        1,440      304,848
    aYuzhnaya Telecommunication Co. ................      Communications Equipment           1,245,000       97,733
                                                                                                       ------------
                                                                                                          3,593,119
                                                                                                       ------------

TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                                  INDUSTRY                     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SINGAPORE 4.7%
     Cycle & Carriage Ltd. .........................            Distributors                    94,073  $   195,811
     DBS Group Holdings Ltd. .......................                Banks                       35,000      193,198
     Fraser & Neave Ltd. ...........................              Beverages                    512,630    2,358,071
     Keppel Corp., Ltd. ............................       Diversified Financials              937,000    2,230,503
    aMobileOne Ltd. ................................  Wireless Telecommunication Services      318,000      224,903
     Singapore Airlines Ltd. .......................              Airlines                     245,000    1,331,254
     Singapore Telecommunications Ltd. .............  Diversified Telecommunication Services   802,000      599,488
                                                                                                       ------------
                                                                                                          7,133,228
                                                                                                       ------------
     SOUTH AFRICA 14.4%
     Alexander Forbes Ltd. .........................       Diversified Financials               89,000      122,491
     Anglo American PLC ............................           Metals & Mining                 330,820    4,801,240
     Barloworld Ltd. ...............................      Industrial Conglomerates             348,344    2,233,002
     Bidvest Group Ltd. ............................      Industrial Conglomerates               7,600       38,023
    aImperial Holdings Ltd. ........................       Air Freight & Couriers              158,833      974,846
     Investec Ltd. .................................       Diversified Financials                9,636      101,676
     Investec PLC. .................................       Diversified Financials               12,183      129,125
     Nampak Ltd. ...................................       Containers & Packaging              146,300      225,842
     Old Mutual PLC ................................              Insurance                  1,421,960    1,858,976
     Remgro Ltd. ...................................      Industrial Conglomerates             364,700    2,645,342
     Reunert Ltd. ..................................  Electronic Equipment & Instruments        98,000      210,943
     SABMiller PLC .................................              Beverages                    648,548    4,039,202
     Sanlam Ltd. ...................................              Insurance                  1,647,100    1,450,002
     Sasol Ltd. ....................................              Chemicals                    179,300    2,110,889
     Tiger Brands Ltd. .............................            Food Products                   49,021      384,748
     Tongaat-Hulett Group Ltd. .....................            Food Products                   65,970      302,648
                                                                                                       ------------
                                                                                                         21,628,995
                                                                                                       ------------
     SOUTH KOREA 16.3%
     Cheil Communications Inc. .....................                Media                        2,010      168,391
    aChohung Bank Co. Ltd. .........................                Banks                      232,190      714,865
     CJ Corp. ......................................            Food Products                   26,220      891,829
     Daelim Industrial Co. .........................     Construction & Engineering             69,980      984,932
     Dongkuk Steel Mill Co. Ltd. ...................           Metals & Mining                 121,700      429,745
     Hanjin Heavy Industries Co. Ltd. ..............              Machinery                    60,690       144,143
     Hankook Tire Co. Ltd. .........................           Auto Components                 240,110      524,012
     Hankuk Electric Glass Co. Ltd. ................  Electronic Equipment & Instruments         2,250       97,453
    aHite Brewery Co., Ltd. ........................              Beverages                      7,910      346,578
     Hyundai Development Co. .......................     Construction & Engineering            153,590      855,673
     Hyundai Motor Co. Ltd. ........................             Automobiles                   132,000    2,775,688
     Kangwon Land Inc. .............................    Hotels Restaurants & Leisure            19,063    2,052,189
     Kookmin Bank ..................................                Banks                       26,290      803,908
    aKookmin Credit Card Co. Ltd. ..................       Diversified Financials               19,335      288,328
     Korea Electric Power Corp. ....................         Electric Utilities                197,662    2,972,423
     Korea Gas Corp. ...............................            Gas Utilities                   71,160    1,490,387
     KT Corp. ......................................  Diversified Telecommunication Services    29,000    1,060,487
     LG Card Co. Ltd. ..............................       Diversified Financials               14,650      405,018

TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                                  INDUSTRY                     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH KOREA (CONT.)
     LG Chem Ltd. ..................................              Chemicals                     10,510 $    325,782
     LG Household & Health Care Ltd ................         Household Products                 32,280      689,599
     LG Petrochemical Co. Ltd. .....................              Chemicals                     62,050      808,342
     POSCO .........................................           Metals & Mining                  11,950    1,106,250
     Samsung Electronics Co. Ltd. ..................  Semiconductor Equipment & Products         1,549      362,707
     Samsung Fine Chemicals ........................              Chemicals                     88,100    1,022,230
     Samsung Heavy Industries Co. Ltd. .............              Machinery                    369,240    1,285,295
    aSamsung Securities Co. Ltd. ...................       Diversified Financials               14,930      342,715
     SK Corp. ......................................              Oil & Gas                    149,510    1,578,207
                                                                                                       ------------
                                                                                                         24,527,176
                                                                                                       ------------
     TAIWAN 3.8%
     Advantech Co. Ltd. ............................       Computers & Peripherals             185,000      356,691
     Asustek Computer Inc. .........................       Computers & Peripherals             808,000    1,371,856
     Avision Inc. ..................................       Computers & Peripherals             315,000      183,108
     Chunghwa Telcom Co. Ltd. ......................  Diversified Telecommunication Services   203,000      306,691
     Delta Electronics Inc. ........................  Electronic Equipment & Instruments       330,050      345,721
     International Bank of Taipei ..................                Banks                       16,000        6,906
     Kinpo Electronics, Inc. .......................         Office Electronics                543,000      256,265
    aMega Financial Holdings Co. Ltd. ..............                Banks                      443,521      215,698
     Phoenixtec Power Co. Ltd. .....................        Electrical Equipment               598,000      383,753
    aSinopac Holdings Co. ..........................                Banks                    3,071,302    1,175,491
     Sunplus Technology Co. Ltd. ...................  Semiconductor Equipment & Products       474,000      673,830
     Taiwan Cellular Corp. .........................  Wireless Telecommunication Services      351,050      249,523
     UNI-President Enterprises Corp. ...............            Food Products                      350          109
     Yuanta Core Pacific Securities Co. ............       Diversified Financials              318,000      152,823
                                                                                                       ------------
                                                                                                          5,678,465
                                                                                                       ------------

     THAILAND 2.7%
     Advanced Info Service Public Co. Ltd., fgn. ...  Wireless Telecommunication Services      192,200      175,197
     Electricity Generating Public Co. Ltd., fgn. ..         Electric Utilities                176,800      165,291
     Hana Microelectronics Co. Ltd., fgn. ..........  Electronic Equipment & Instruments       113,300      184,045
     PTT Exploration & Production Public Co. Ltd., fgn.         Oil & Gas                      586,100    1,767,136
     Shin Corporation Public Co. Ltd., fgn. ........  Wireless Telecommunication Services    3,032,300      815,039
     Siam Cement Public Co. Ltd., fgn. .............       Construction Materials               29,615      890,146
    aTotal Access Communication Public Co. Ltd. ....  Diversified Telecommunication Services   242,900      138,453
                                                                                                       ------------
                                                                                                          4,135,307
                                                                                                       ------------
     TURKEY 5.9%
     Akbank ........................................                Banks                1,007,758,730    3,850,505
    aArcelik AS, Br. ...............................         Household Durables            173,389,600    1,574,789
    aKOC Holding AS ................................       Diversified Financials          118,862,664    1,340,136
     Migros Turk T.A.S. ............................        Food & Drug Retailing           29,604,000      254,967
     Tupras-Turkiye Petrol Rafineleri AS ...........              Oil & Gas                332,281,470    1,810,741
                                                                                                       ------------
                                                                                                          8,831,138
                                                                                                       ------------
     TOTAL COMMON STOCKS (COST $143,948,402) .......                                                    138,667,970
                                                                                                       ------------

TEMPLETON EMERGING MARKETS FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)



                                                                  INDUSTRY                     SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PREFERRED STOCKS 4.3%
     BRAZIL 4.1%
     Banco Bradesco SA,  pfd. ......................                Banks                      137,007 $  1,959,200
     Cia de Bebidas Das Americas (Ambev),  pfd. ....              Beverages                     21,950      305,105
     Cia Vale do Rio Doce, A, ADR, pfd. ............           Metals & Mining                  44,550    1,213,988
     Companhia Paranaense de Energia-Copel, B, pfd.          Electric Utilities                207,656      465,149
     Duratex SA, pfd. ..............................          Building Products              6,206,910       94,765
     Petroleo Brasileiro SA, pfd. ..................              Oil & Gas                    179,458    2,153,496
                                                                                                       ------------
                                                                                                          6,191,703
                                                                                                       ------------
     THAILAND .2%
    aSiam Commercial Bank, 5.25%, fgn., cvt. pfd. ..                Banks                      322,200      242,863
                                                                                                       ------------
     TOTAL PREFERRED STOCKS (COST $9,136,542) ......                                                      6,434,566
                                                                                                       ------------
     SHORT TERM INVESTMENTS (COST $4,099,082) 2.7%
    bFranklin Institutional Fiduciary Trust Money Market Portfolio                           4,099,082    4,099,082
                                                                                                       ------------
     TOTAL INVESTMENTS (COST $157,184,026) 99.2% ...                                                    149,201,618
     OTHER ASSETS, LESS LIABILITIES .8% ............                                                      1,251,545
                                                                                                       ------------
     NET ASSETS 100.0% .............................                                                   $150,453,163
                                                                                                       ------------


a Non-income producing.
b See Note 6 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ...................................................................................   $157,184,026
                                                                                             ------------
  Value ..................................................................................    149,201,618
 Cash ....................................................................................            801
 Foreign currency, at value (cost $ 91,980 ) .............................................         92,486
 Receivables:
  Investment securities sold .............................................................      1,193,800
  Dividends and interest .................................................................        845,013
                                                                                             ------------
      Total assets .......................................................................    151,333,718
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................        603,424
  Affiliates .............................................................................        161,274
 Other Liabilities .......................................................................        115,857
                                                                                             ------------
      Total liabilities ..................................................................        880,555
                                                                                             ------------
Net assets, at value .....................................................................   $150,453,163
                                                                                             ------------
Net assets consist of:
 Undistributed net investment income .....................................................   $    (45,020)
 Net unrealized appreciation (depreciation) ..............................................     (7,982,650)
 Accumulated net realized gain (loss) ....................................................    (46,312,978)
 Capital shares ..........................................................................    204,793,811
                                                                                             ------------
Net assets, at value .....................................................................   $150,453,163
                                                                                             ------------
Net asset value per share ($150,453,163 (DIVIDE) 17,656,437 shares outstanding) ..........          $8.52
                                                                                             ------------



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $267,654)
 Dividends ................................................................................   $ 2,010,527
 Interest .................................................................................         1,124
                                                                                              -----------
      Total investment income .............................................................   $ 2,011,651
Expenses:
 Management fees (Note 3) .................................................................       923,943
 Administrative fees (Note 3) .............................................................       112,055
 Transfer agent fees ......................................................................       145,700
 Custodian fees ...........................................................................        65,800
 Reports to shareholders ..................................................................        10,800
 Registration and filing fees .............................................................        38,800
 Professional fees ........................................................................       194,500
 Directors' fees and expenses .............................................................        20,000
 Other ....................................................................................         3,900
                                                                                              -----------
      Total expenses ......................................................................     1,515,498
                                                                                              -----------
           Net investment income ..........................................................       496,153
                                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................................    (3,860,595)
  Foreign currency transactions ...........................................................      (176,710)
                                                                                              -----------
      Net realized gain (loss) ............................................................    (4,037,305)
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................................     1,921,037
  Translation of assets and liabilities denominated in foreign currencies .................        79,596
                                                                                              -----------
      Net unrealized appreciation (depreciation) ..........................................     2,000,633
                                                                                              -----------
Net realized and unrealized gain (loss) ...................................................    (2,036,672)
                                                                                              -----------
Net increase (decrease) in net assets resulting from operations ...........................   $(1,540,519)
                                                                                              -----------


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003(UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                            FEBRUARY 28, 2003   AUGUST 31, 2002
                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................   $   496,153       $  2,665,289
  Net realized gain (loss) from investments and foreign currency transactions  (4,037,305)        (9,790,317)
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ...............     2,000,633          7,282,087
                                                                            -----------------------------------
      Net increase (decrease) in net assets resulting from operations .....    (1,540,519)           157,059

Distributions to shareholders from net investment income ..................    (2,646,700)        (1,894,536)
                                                                            -----------------------------------
      Net increase (decrease) in net assets ...............................    (4,187,219)        (1,737,477)

Net assets:
 Beginning of period ......................................................   154,640,382        156,377,859
                                                                            -----------------------------------
 End of period ............................................................  $150,453,163       $154,640,382
                                                                            -----------------------------------
Undistributed net investment income included in net assets:
 End of period ............................................................  $    (45,020)      $  2,105,527
                                                                            -----------------------------------


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (the Fund, formerly Templeton Emerging Markets Fund, Inc.) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. Effective June 14, 2002, the Fund was reorganized from a Maryland corporation into a Delaware statutory trust. The reorganization had no effect on shares of the Fund or its investment portfolio. The Fund seeks long-term capital appreciation by investing mainly in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. CAPITAL SHARES

On November 29, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At February 28, 2003, there were 30 million shares authorized ($0.01 par value). During the period ended February 28, 2003 and the year ended August 31, 2002, there were no share repurchase transactions.


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the Fund's average daily net assets. The Fund pays an administrative fee monthly to FT Services at an annual rate of 0.15% per year of the Fund's average daily net assets.


4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                 Cost of investments .......................  $158,552,574
                                                              ------------
                 Unrealized appreciation ...................    14,044,990
                 Unrealized depreciation ...................   (23,395,946)
                                                              ------------
                 Net unrealized appreciation (depreciation)   $ (9,350,956)
                                                              ------------

TEMPLETON EMERGING MARKETS FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $6,700,971 and $325,833 respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2008 .............................  $ 1,056,614
                  2009 .............................    2,373,131
                  2010 .............................   30,608,800
                                                      -----------
                                                      $34,038,545
                                                      -----------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $33,777,357 and $34,831,359, respectively.


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $38,400 of dividend income from investment in the Sweep Money Fund.

TEMPLETON EMERGING MARKETS FUND
Annual Meeting of Shareholders, February 28, 2003

An Annual Meeting of Shareholders of the Trust was held at the Trust's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 28, 2003. The purpose of the meeting was to elect three Trustees of the Trust, and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

  The election of three (3) Trustees:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
  TERM EXPIRING 2006:            FOR       SHARES         SHARES       WITHHELD         SHARES      SHARES
----------------------------------------------------------------------------------------------------------
  Betty P. Krahmer ........ 14,764,434     83.62%        96.87%        476,722          2.70%      3.13%
  Gordon S. Macklin ....... 14,748,640     83.53%        96.77%        492,516          2.79%      3.23%
  Fred R. Millsaps ........ 14,749,862     83.54%        96.78%        491,294          2.78%      3.22%

* HARRIS J. ASHTON, FRANK J. CROTHERS, S. JOSEPH FORTUNATO, EDITH E. HOLIDAY, ANDREW H. HINES, JR. AND CONSTANTINE D. TSERETOPOULOS CURRENTLY SERVE AS INDEPENDENT TRUSTEES. NICHOLAS F. BRADY, HARMON E. BURNS AND CHARLES B. JOHNSON CURRENTLY SERVE AS INTERESTED TRUSTEES. THEIR TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS

TEMPLETON EMERGING MARKETS FUND
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS FUND


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com








SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN (R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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



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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund


GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund


GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3


GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund


FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund


INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7


STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



                                                                           12/02

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)     100 Fountain Parkway
      INVESTMENTS            P.O. Box 33030
                             St. Petersburg, FL 33733-8030





SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS FUND

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLEMF S2003 04/03                  [GRAPHIC OMITTED] Printed on recycled paper